AUGUST 15, 2011

ANALYST DAY PRESENTATION

TRIANGLE

PETROLEUM CORPORATION

Forward Looking Statement

This presentation includes a number of forward-looking statements that reflect the current views of our management with respect to future events and financial performance. You can identify these statements by forward-looking words such as "may," "will," "expect," "anticipate," "believe," "estimate" and "continue," or similar words. Those statements include statements regarding our and members of our management team's intent, belief or current expectations as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.

Readers are urged to carefully review and consider the various disclosures made by us in these materials and our other reports filed with the U.S. Securities and Exchange Commission. These presentation materials should be read in conjunction with the sections entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K, and with our "Consolidated Financial Statements" and notes thereto in our Annual Report on Form 10-K for the year ended January 31, 2011. Important factors currently known to our management could cause actual results to differ materially from those in forward-looking statements. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in the future operating results over time. We believe that these assumptions are based upon reasonable data derived from and known about our business and operations. No assurances are made that actual results of operations or the results of our future activities will not differ materially from these assumptions. Factors that could cause differences include, but are not limited to, history of losses, uncertainty of drilling results, inability to acquire additional leasehold interests or other oil and natural gas properties, inability to manage growth in our business, inability to control properties we do not operate, inability to protect against certain liabilities associated with our properties, lack of diversification, substantial capital requirements and limited access to additional capital, competition in the oil and natural gas industry, global financial conditions, oil and natural gas realized prices, seasonal weather conditions, marketing and distribution of oil and natural gas, the influence of our significant stockholders, government regulation of the oil and natural gas industry, potential regulation affecting hydraulic fracturing, environmental regulations, including climate change regulations, uninsured or underinsured risks, aboriginal claims relating to our Canadian properties, defects in title to our oil and natural gas interests, material weakness in our internal accounting controls, and foreign currency exchange risks.

Prior to 2010, the SEC generally permitted oil and gas companies, in their filings, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits the optional disclosure of probable and possible reserves. We use the terms "estimated ultimately recoverable," or EUR, "resource potential," "recoverable reserves" or other descriptions of volumes of hydrocarbons to describe volumes of resources potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines prohibit us from including in filings with the SEC. Estimates of resource potential, recoverable reserves or estimated ultimately recoverable amounts do not reflect volumes that are demonstrated as being commercially or technically recoverable. Even if commercially or technically recoverable, a significant recovery factor would be applied to these volumes to determine estimates of volumes of proved reserves. Accordingly, these estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by us. The methodology for resource potential, recoverable reserves or estimated ultimately recoverable amounts may also be different than the methodology and guidelines used by the Society of Petroleum Engineers and is different from the SEC's guidelines for estimating probable and possible reserves.

Furthermore, the forward-looking statements contained in this presentation are made as of the date hereof, and we undertake no obligation, except as required by applicable securities legislation, to update publicly or to revise any of the included forward looking statements, whether as a result of new information, future events or otherwise. The forward-looking statements contained herein are expressly qualified by this cautionary statement.

Table of Contents

I Summary

Summary

- **~72,050 net acres, 44% operated, acquired at ~$1,300/acre in the Bakken Oil Play**
  - ~30,000 net acres in Core Area, including ~22,000 net acres in Dunn, Divide, McKenzie and Williams counties with average per well IRR of ~50% at current strip prices
    - Several years remaining under leases with over 75% of the acreage expiring in 2014 +
    - Expanding operated position through land trades and bolt-on acreage acquisitions
  - ~42,050 net acres in large contiguous block in Roosevelt County Montana, with Bakken & Three Forks potential ("Station Prospect")
    - Operated with over 40 Drilling Spacing Units (DSUs)
    - Encouraging recent well results by other operators in the area
    - Evaluating potential JV with strategic/financial partner to fund a – "Proof of Concept Program"

- **Seasoned operations team with Williston and resource play experience**
  - First operated rig arrives in September 2011 with plan to drill over 24 operated wells (12 net) by year-end 2012
  - Pad drilling of up to eight locations per unit (four Middle Bakken and four Three Forks) in industry de-risked area. Closely integrated with infrastructure build
  - Plans to increase operated rig count to three rigs by the end of 2012

- **Strong balance sheet – ~$110 mm cash position and no debt**
  - Ample liquidity to fund all current obligations

Executive Management Team

TITLE	PERSONNEL	PRIOR EXPERIENCE
CHIEF EXECUTIVE OFFICER	Dr. Peter Hill	■ Most recently with Palo Alto Investors, LLC ■ Peter Hill has been Director and Chief Executive Officer of Triangle since December 2009. Dr. Hill has over 39 years experience in the international oil and gas industry, having begun his career in 1972 with British Petroleum. He spent 22 years in senior positions at British Petroleum including as Chief Geologist, Chief of Staff for BP Exploration, President of BP Venezuela and Regional Director for Central and South America. Dr. Hill then worked as Vice President – Exploration at Ranger Oil Ltd. in England (1994-1995), Managing Director – Exploration and Production at Deminex GMBH Oil in Germany (1995-1997), Technical Director / Chief Operating Officer – Hardy Oil and Gas plc (1998-2000), President and CEO – Harvest Natural Resources Inc. (2000-2005), Director / Chairman – Austral Pacific Energy Ltd. (2006-2008), as an independent advisor to Palo Alto Investors, LLC, a hedge fund founded in 1989 (2008-2009) and as Non-Executive Chairman – Toreador Resources Corporation (2009 to July 2011). Dr. Hill has a BSc with Honors in Geology as well as a PhD.
PRESIDENT AND CHIEF FINANCIAL OFFICER	Jonathan Samuels	■ Most recently with Palo Alto Investors, LLC ■ Jonathan Samuels has been Director, President and Chief Financial Officer of Triangle since December 2009. Mr. Samuels became president of Triangle in July of 2011. Prior to joining Triangle, Mr. Samuels was an investment professional at Palo Alto Investors, LLC. At the California-based hedge fund, Mr. Samuels was responsible for research and investment sourcing in the energy sector. Mr. Samuels received his BA from the University of California and an MBA at the Wharton School of The University of Pennsylvania. He is a CFA Charterholder.
GENERAL COUNSEL	Jeremy Wagers	■ Most recently with Skadden, Arps, Slate, Meagher & Flom LLP ■ Jeremy Wagers joined Triangle as General Counsel in June 2011. Before joining Triangle, Jeremy worked for over four years as an associate at Skadden, Arps, Slate, Meagher & Flom LLP as a Corporate Finance, Mergers & Acquisitions and Securities attorney. Prior to Skadden, he worked for over four years as an associate at Vinson & Elkins LLP as a Corporate Finance and Securities attorney. Jeremy concentrated on public and private securities offerings, mergers and acquisitions and corporate governance and compliance. He has represented public and private companies, master limited partnerships and investment banking firms in numerous capital markets offerings. Jeremy has extensive knowledge in the exploration and production, midstream and oilfield services industries. Jeremy received his BBA in Finance and Economics from the Baylor University and his JD from the University of Texas School of Law.

II Acreage Overview

Williston Basin Acreage Position

Triangle holds a meaningful acreage position west of the Nesson anticline in the Williston Basin


Daniels
Sheridan
Divide
Burke
Roosevelt
Williams
Mountra
Dawson
McKenzie
Dunn
Prairie
Wibaux
Golden Valley
Billings
Stark
Montana
North Dakota
FEET

Source: Triangle Petroleum Corporation, 2011.

III Williston Basin Geology

Williston Basin Highlights

- **Industry has substantially de-risked the Play defining commercial boundaries**
  - 8mm acre continuous oil accumulation
  - 250-400bn barrels of estimated oil in place (NDIC, ND geological survey, 2008)
  - 4.9-6.2bn barrels of estimated recoverable reserves from Middle Bakken and Three Forks formations (USGS 2008); assumption of only 1.5% recovery factor

- **Technology continues to support higher recovery rates and increased density**
  - Micro-seismic data supporting up to 4 Middle Bakken and 4 Three Forks locations per 1,280 unit
  - 25-30+ stage fracs on 9,500'-10,000' laterals optimal
  - Advances continue with subsurface and infrastructure
  - Well EUR potential 350-500-750 Mboe

BAKKEN – LODGEPOLE – TFS



Bakken Petroleum System


U.S.
CANADA
SW
MATURE
MARG. MATURE
IMMATURE
NE
"Bakken Kitchen"
Continuous, over-pressured oil trap
Lodgepole (Top Seal)
M Bakken
Three Forks
Nisku (Bottom Seal)
275 Miles

Source: Continental Corporate Presentation, 2011.

Middle Bakken Acreage – Geology

Map overlay below represents Middle Bakken oil saturation; Triangle has targeted lease acquisitions in areas with >30% oil saturation (shown in green)

MIDDLE BAKKEN CHARACTERISTICS

DEPTH	10,800-11,200 feet
LITHOLOGY	Dolomitic Siltstone Sandstone
NET THICKNESS	27-35 feet
POROSITY	6%-12%
OIL-IN-PLACE	~10,000 Mbbls/section

WILLISTON BASIN LEASEHOLD MAP – BAKKEN OIL SATURATION


0.95
0.90
0.85
0.80
0.75
0.70
0.65
0.60
0.55
0.50
0.45
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
Triangle Petroleum Leases
Montana
Middle Bakken Oil Saturation Map
FEET

Source: Triangle Petroleum Corporation, 2011.

Three Forks Acreage – Geology

The Three Forks formation is present on nearly 100% of Triangle's Williston acreage in varying degrees of thickness of up to 55 feet

THREE FORKS CHARACTERISTICS

DEPTH	10,850-11,250 feet
LITHOLOGY	Laminated Dolomitic Siltstone
NET THICKNESS	5-55 feet
POROSITY	6%- 10%
OIL-IN-PLACE	~ 10,000 Mbbls/section

WILLISTON BASIN LEASEHOLD MAP – THREE FORKS ISOPACH


Triangle Petroleum Leases
Montana
Three Forks-Samson Isopach Map

Source: Triangle Petroleum Corporation, 2011.

Williston Basin Schematic Cross Section

- Up to 9 play-types identified in the Bakken Play
- Controlled by geology and basin geometry
- Station Prospect has 5 play type targets


SOUTHWEST
NORTHEAST
Station Prospect
5
4
7
6
3
2
8
1
9
UPPER SHALE MBR.
MIDDLE MEMBER
LOWER SHALE MBR.
LOWER BAKKEN DOLOMITE
SAMSON ZONE
SINCLAIR ZONE
LODGEPOLE FM.
BAKKEN FM.
THREE
FORKS

Zone #	Target	Zone #	Target	Zone #	Target
1	Middle Bakken	4	Middle Bakken/Samson	7	Elm Coulee
2 }	Lower Bakken Dolomite	5	Samson	8	Middle Bakken
3 }	Middle Bakken	6	Middle Bakken/Samson	9	Middle Bakken/Samson

IV Station Prospect

Station Prospect – Key Features


Daniels
Prairie Salt Edge
TF Samson Subcrop
Sheridan
Lower Bakken Shale Subcrop
Mid. Bakken Subcrop
Upr. Bakken Subcrop
Roosevelt
Zone: KRP-RED_RIVER - CUM_OIL [KRP] IS PRESENT
Zone: KRP-DUPEROW - CUM_OIL [KRP] IS PRESENT
Zone: KRP-BAKKEN - CUM_OIL [KRP] IS PRESENT
Zone: KRP-THREE_FORKS - CUM_OIL [KRP] IS PRESENT
Zone: KRP-NISKU - CUM_OIL [KRP] IS PRESENT
Zone: KRP-WINNIPEGOSIS - CUM_OIL [KRP] IS PRESENT
Zone: KRP-CHARLES - CUM_OIL_PRODUCTION [KRP] IS PRESENT
Zone: KRP-MISSION_CANYON - CUM_OIL_PRODUCTION [KRP] IS PRESENT
Zone: KRP-INTERLAKE - CUM_OIL [KRP] IS PRESENT
Zone: KRP-STONEWALL - CUM_OIL [KRP] IS PRESENT
Zone: KRP-GUNTON - CUM_OIL [KRP] IS PRESENT
Zone: KRP-DAWSON_BAY - CUM_OIL [KRP] IS PRESENT

Source: Triangle Petroleum Corporation, 2011.

Station Prospect – Key Features

- Mature, oil yielding Upper and Lower Bakken Shale
- Oil bearing Middle Bakken – 35' thick
- Dolomite pinch – out at base of Lower Bakken
- Three Forks (Samson / Sinclair Dolomite)
- Numerous targets in Prospect area


ENERGETICS INC 34-35 25083212570000
T27N R53E S35 2,212 2/24/1979
BUCKHORN PET 8-16 25085214090000
T29R R52E S16 2,117 5/20/1983
CALIPER
GR
RES_SHALLOW
RES_DEEP
NPHI
DPHI_271
Middle Bakken
Samson Dolomite
Sinclair Dolomite
Three Forks

Source: NDIC databases.

Station Prospect

The below map displays Triangle's acreage position, underlain by Triangle's interpretation of the level of Bakken oil saturation in the area

- Triangle's regional mapping shows that oil saturation within the Middle Bakken and Three Forks is >30% (green)

STATION PROSPECT – ROOSEVELT AND SHERIDAN COUNTIES


Daniels
Roosevelt
Sheridan
0.5
0.25
38,510
FEET

PETRA 8/15/2011 11:54:17 AM

- 40 DSUs – 1,280 acres
- +240 well locations
- Requires "Proof of Concept" program
  - 3-4 vertical wells
  - Core / test
- Long lateral / multi-stage completions for development
- Seeking JV partner

Source: Triangle Petroleum Corporation.

V Operations

Select Non-Operated Well List

Producing Well Name	Operator	Status	Triangle WI (%)	COUNTY	Target	Township	Range
Federal 4-11H	Kodiak	Producing	26.25%	McKenzie	BKKN	147N	105W
Grizzly 1-27H R	Kodiak	Producing	26.25%	McKenzie	TFK	148N	105W
Grizzly 13-6H	Kodiak	Producing	26.25%	McKenzie	BKKN	147N	104W
Roedeske Federal 12x-21	XTO	Producing	15.00%	McKenzie	BKKN	148N	104W
Bonanza 1-21-16-H	Slawson	Producing	12.47%	McKenzie	BKKN	152N	102W
Kostelank 28-1H	Hess/Tracker	Producing	7.50%	Dunn	BKKN	145N	97W

Well Name	Operator	Status	Triangle WI (%)	COUNTY	Target	Township	Range
East Grizzly Federal 3-25-13-3H	Kodiak Oil and Gas	Drilling	33.44%	McKenzie	BKKN	148N	104W
Stewart 5200 12-29H	Oasis Petroleum	Drilling	31.41%	McKenzie	BKKN	152N	100W
East Grizzly Federal 3-25-36-15H	Kodiak Oil and Gas	Permitted	25.00%	McKenzie	BKKN	148N	104W
Holm 150-99-13-24-1H	Newfield Production Co.	Waiting on Completion	23.44%	McKenzie	BKKN	150N	99W
East Grizzly State 4-16-15-8H	Kodiak Oil and Gas	Permitted	20.00%	McKenzie	BKKN	148N	104W
Kahuna 1-7-6H	Slawson	Drilling	18.95%	McKenzie	BKKN	149N	99W
Crossbow #1-7-6H	Slawson	Waiting on Completion	17.92%	McKenzie	BKKN	149N	102W
Condor 1-36-25H	Slawson	Waiting on Completion	17.91%	McKenzie	BKKN	149N	103W
Gabriel #3-36-25H	Slawson	Permitted	17.71%	McKenzie	BKKN	151N	99W
Barnstormer Fed 1-3-10H	Slawson	Permitted	16.41%	McKenzie	BKKN	148N	100W
Frederick James 3-10H	Zenergy Operating Company, LLC	Permitted	16.25%	McKenzie	BKKN	TBD	TBD
Hawkeye 16-21-1H	Brigham Exploration Company	Permitted	15.12%	McKenzie	BKKN	TBD	TBD
Staal 150-99-23-14-1H	Newfield Production Co.	Drilling	12.84%	McKenzie	BKKN	150N	99W
McGregor 26-1H	Hess	Drilling	10.74%	McKenzie	BKKN	149N	100W
Koufax 3-10 #1H	Zavanna	Drilling	7.50%	McKenzie	BKKN	149N	102W
Sorenson 34-27 1H	URSA Resources Group LLC	Permitted	6.65%	McKenzie	TBD	TBD	TBD
Lawlar 151-98-31-30-1H	Newfield Production Co.	Drilling	6.33%	McKenzie	BKKN	151N	98W
Mortenson 6-5H	Zenergy, Inc	Permitted	5.86%	Williams	TBD	TBD	TBD
Skedsvold 150-101-4B-9-1H	Petro-Hunt, LLC	Drilling	5.21%	McKenzie	BKKN/TFK	150N	101W
Short Prairie 3-1415H	EOG	Drilling	4.83%	Williams	BKKN	154N	104W
Durham 1-2H	Continental Resources, Inc.	Drilling	4.53%	McKenzie	BKKN	151N	99W
Nordeng 1-8H	Continental	Waiting on Completion	4.09%	McKenzie	TFK	151N	97W
Moran 15-1H	Hess	Drilling	3.98%	McKenzie	BKKN	149N	101W
Flatland 24X-11	XTO Energy	Permitted	3.65%	McKenzie	TBD	TBD	TBD
Rolfsrud State 14X-36	XTO Energy	Permitted	3.65%	McKenzie	TBD	TBD	TBD
Smokey 15-22-15-2H	Kodiak	Waiting on Completion	3.13%	McKenzie	BKKN	149N	98W
Tank Trust 1-1-12H-156-98	Anschutz Exploration Corp	Permitted	2.83%	Williams	TBD	TBD	TBD
Leiseth 1-24H	SM Energy Company	Permitted	2.81%	McKenzie	TBD	TBD	TBD
Wilson 150-99-29-32H	Newfield Production Co.	Waiting on Completion	2.70%	McKenzie	BKKN	150N	99W
Johnson #34-8H	Whiting	Drilling	2.69%	McKenzie	TFK	149N	99W
Syverson 150-99-36-25-1H	Newfield Production Co.	Drilling	2.31%	McKenzie	BKKN	150N	99W

Experienced, Growth-Oriented Operational Team

Triangle has approached the buildout of its operational team by focusing on five key operational disciplines outlined below


4
2
1
3
5

Legend	Description
1	Subsurface
2	Drilling
3	Completions
4	Production/ Facilities
5	Reservoir Management

Experienced, Growth-Oriented Operations Team

OPERATIONAL DISCIPLINE	PERSONNEL	PRIOR EXPERIENCE
SUBSURFACE	Kim Perez	■ Most recently with EOG Resources, Inc. ■ After 30 years of service, Mr. Perez took early retirement from EOG Resources, Inc. to join Triangle. Conducted research and developed drillable prospects in the Williston Basin as well as in the Green River Basin, Uinta Basin, Central Montana, Paradox Basin, Las Animas Arch and Southwestern Nebraska. Additionally, Mr. Perez mapped and developed the Three Forks play in the Williston Basin and was responsible for well site geology. Mr. Perez received a MS in Geology from the University of Wyoming.
DRILLING	Dominic Spencer	■ Most recently with Bill Barrett Corporation ■ Mr. Spencer's career began with Bill Barrett Corporation in 2003, where he served as a Drilling Engineer, Drilling Superintendent, Operations Engineer, Project Coordinator and most recently as an Operations Manager and Team Coordinator. Mr. Spencer's technical expertise and drilling project management skills provide assets to a strong Triangle team. Mr. Spencer graduated from Colorado School of Mines with a B.S. degree in PE.
COMPLETIONS	John Whittington, *Operations Manager*	■ Most recently with EOG Resources, Inc. ■ Mr. Whittington's 23 years of experience encompass drilling, completion and production operations. Most recently, Mr. Whittington spent over five years with EOG Resources, Inc., beginning with almost four years developing the Barnett Shale during its earlier horizontal development stages. John then joined EOG Resources, Inc. operations exploiting their horizontal Bakken and Three Forks positions in the Williston Basin. Mr. Whittington received a PE degree from the New Mexico Institute of Mining and Technology.
PRODUCTION & FACILITIES	J.D. McNally	■ Most recently with EOG Resources, Inc. ■ Mr. McNally spent the first seven years of his career as a production engineer for ExxonMobil, working on a range of international oil and gas production systems, including detailed design, construction and operations. Additionally, he served as one of two global production engineers, overseeing new projects and over 1 MMBoed. He spent his last three years at EOG Resources, Inc. as a production engineer for the Williston Basin. There, he was responsible for horizontal oil well artificial lift optimization, gathering systems and facilities, including new asset development and established production maintenance. Mr. McNally received a B.S. in Engineering from MIT.
RESERVOIR MANAGEMENT	Craig Smith	■ Most recently with Rosetta Resources ■ Mr. Smith is a Registered Professional Engineer in the State of Colorado with 34 years of engineering experience. With a combined geology and engineering degree, he has expertise in production and reservoir engineering, economic evaluations, Monte Carlo simulation and statistics, financial systems, software and database development and several programming languages. He has most recently worked with Rosetta Resources on projects in the Niobrara and San Juan basins. Mr. Smith graduated from Colorado School of Mines with a B.S. in engineering.

Path to Operatorship – Converting Non-Operated to Operated

- Goal of 70% operated / 30% non-operated position
  - Controls pace of development
  - Maximize operational efficiency and reserve capture
  - Control cost base
  - Creates new business opportunities via vertical integration and joint ventures
  - Increases universe of potential buyers
- Targeting greater than 50% control of a unit, or greater than 35% working interest without any other dominant operator in unit
  - Conversion achieved through multiple channels

HISTORICAL APPROACH

- Acquisition of smaller non-operated interests
- Letters of support from non-operators
- Acreage trades and swaps
- Acquisition of dominant position from other operators
- Top leasing

ADDITIONAL OPPORTUNITIES AS OPERATOR

- Farm-ins
- Continued emphasis on top leasing
- Acquisition of distressed leases near expiration

Operational Strategy and Execution

Strategy:

- Safety, environment and efficiency are paramount in Triangle's strategy
- Capitalize on Bakken knowledge and technology to efficiently develop position
- Plan for success; utilize flexibility in design / cost to pursue existing, proven and upside production potential
- Draw from integration of team's history of efficient execution in the Williston Basin

Execution:

- Focus operations in de-risked core areas; capitalize on the proximity of planned well pads and operations
- Limit exposure to conditions beyond Triangle's control
  - Minimize exposure to weather-related down time
  - Decrease dependency and utilization of stressed, sensitive roads
- Maximize efficiencies by reducing dependence on services that are in short supply
  - Mitigate impacts from the stressed labor and supply market in the Williston Basin
- Utilize trusted, long-standing relationships in order to secure the desired services

Drilling



XTREME DRILLING RIG 7

Contract and Execution

- Two-year term
- Estimated spudding of first well by October 1, 2011
- "Sister rig" currently working in the basin
- $23,500 day rate

Inventory

- 1,000 HP Draw-works
- 1,600 HP pumps
- Top drive
- Self skidding
  - Pad design incorporates Xtreme's skid system
- Compact, small footprint
  - Reduced trucking loads

Growing From 1 Rig → 3 Rigs

Ongoing evaluation of securing additional drilling rigs

- **Triangle Operations is planning to expand to 3 drilling rigs by year-end 2012**
  - New-build options are readily available for Q3'12 delivery
  - Rig contractors already shopping new-build rigs to Triangle
  - New-builds allow fit for purpose design
    - Customize rig options to maximize efficiency
      - Rigs with skid packages allow efficient pad drilling operations
      - Rigs without skid packages allow for more efficient moves between locations
- **Multi-well pads**
  - Pad drilling minimizes site cost and truck movements and allows early investment in infrastructure
  - Maximizes efficiency of winter operations
  - Efficient reservoir development requires downspacing to occur within first six months of unit development

Development Strategy

Initial Drilling Plans and Multi-well Pad Design


150N 101W
150N 100W
149N 101W
149N 100W


730'
Reserve Pit
25' Spacing
250'
#2 #3 #4
#1
550'
Pad Layout


615'
615'
615'
615'
615'
615'
615'
Middle Bakken
Middle Bakken
Middle Bakken
Middle Bakken
Three Forks
Three Forks
Three Forks
Three Forks

Drilling Unit Layout


615'
615'
615'
615'
615'
615'
615'
Middle Bakken
Middle Bakken
Middle Bakken
Middle Bakken
Three Forks
Three Forks
Three Forks
Three Forks
Section Lines
Well Pads

1,280 Acre Drilling Unit:

- 2 well pads per 1,280 unit
- Plan 4 wells per well pad
  - Up to 2 Middle Bakken laterals (~9,800' length in zone)
  - Up to 2 Three Forks laterals (~9,800' length in zone)
- **Total of up to 8 wells per 1,280**

Maximize Efficiencies:

- Maximize oil recovery
- Condense drilling, completion and production operations
  - Drilling:
    - Utilize rig's skid system to move between wells on a pad
  - Completions:
    - Batch complete multiple wells at a time
  - Production:
    - Condense production equipment to a central location

Completions

STAGGERED (ZIPPER) STAGES IN PARALLEL LATERALS


THREE FORKS
MIDDLE BAKKEN

Strategy

- Generate an inventory of 5 to 7 wells through winter 2011-2012
  - Begin completions in Q2'12
- Batch complete multiple wells back-to-back
  - Maximize efficiencies and realize benefits of full-scale operations
- Reduce effects of harsh winters on initial well completions
- Integrate program with infrastructure

Individual Well Execution

- ~30 stages per 9,800' lateral
  - Isolate individual stages with open-hole packers
- Initial wells will incorporate pump-down plug and gun method
  - Mitigate mechanical failure risks associated with sliding sleeves
  - Create multiple entry points for individual frac stages
  - Maximize exposure to productive formation(s)
- Stagger individual stage depths between parallel laterals (zipper frac)
  - Minimize interference between laterals
  - Increase exposure to hydrocarbon rich reservoirs

Planned Well Profile


~10,500'

1,280 Acre Drilled Lateral

- Design
  - Accommodating to planned completion technique
  - Optimized for production life of well – use gas lift
  - Flexible to incorporate identified, future, up-hole potential
- Casing Program
  - $9^{5/8}$" surface casing at ~2,200' measured depth
  - 7" intermediate casing at ~11,200' measured depth
  - $4^{1/2}$" production liner through lateral
    - $4^{1/2}$" tie-back will be utilized to stimulate the well
- Lateral
  - ~9,800' lateral length, completed with ~30 frac stages
  - Completed with ~30 frac stages
    - Plug and perf technique



Integrated Production and Marketing Strategy

OPERATIONAL EFFICIENCIES

- Reduce gathering, disposal and labor
- Opportunity to develop additional zones with existing infrastructure
- Reduce equipment downtime
- Improve reservoir in-flow performance
- Simplify production operations and maintenance

COST CUTTING AND MARKETING FOCUS

- Reduce facility and infrastructure cost
- Lower oil and gas deductions to market
- Minimize environmental impact
- Less exposure to weather related downtime


Well Pad
High Pressure Sales Lines
Central Facility
Oil
Gas
Emissions Control
Marketing / Crude Conditioning
Low Pressure Gathering
Produced Water
Disposal Well

Integrated Production and Marketing Strategy

INFRASTRUCTURE COSTS BY CATEGORY


$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
KUSD per Well
3,000 TFPD
2,000 TFPD
1,000 TFPD
500 TFPD
Optimized
System Type
3,000 TFPD
2,000 TFPD
1,000 TFPD
500 TFPD
Optimized

INFRASTRUCTURE COSTS BY CATEGORY


Metering
Flowback Processing
Flowback Disposal
WO Rig
Tanks
Roads/Location
Construction/Power
Processing Equipment
Gathering
$0
$100
$200
$300
$400
KUSD per Well
Optimized
500 TFPD
1,000 TFPD
2,000 TFPD
3,000 TFPD

ARTIFICIAL LIFT COSTS


$400
$350
$300
$250
$200
$150
2 Year PV10 KUSD
0
200
400
600
800
1,000
1,200
1,400
Oil + Water bbls per day
Typical
Optimized

- Design facilities to maximize ROCE
- Effectively manage environmental and operational risks
- Consider life-of-the-well costs in artificial lift design

Drilling & Completions Schedule


October
Well 1, Pad 1
Well 1, Pad 2
To be reoccupied at later date to drill additional 3 wells/pad prior to completion operations
Well 1, Pad 3
Well 2, Pad 3
Well 3, Pad 3
Well 4, Pad 3
4-Well Pad
Well 2, Pad 1
Well 3, Pad 1
Well 4, Pad 1
4-Well Pad (Reoccupied)
W1, P1 --> Production
W1, P3 --> Production
W2, P3 --> Production
W3, P3 --> Production
W4, P3 --> Production
W2, P1 --> Production
W3, P1 --> Production
W4, P1 --> Production
Program Continues --->>
Legend
Drilling
Completions

- Drilling operations commence by October with Xtreme Drilling Rig 7
- Targeting commencement of completions operations in Q2'12
  - Batch frac'ing increases efficiency, lowers cost

VI Financial Overview

Current Financial Position

AS OF AUGUST 11, 2011

- $110mm of cash
- No debt
- Share Price: $6.41
- Fully Diluted Shares Outstanding: 45.3mm
- Market Capitalization: $290mm
- Enterprise Value: $180mm

CURRENT COMMITMENTS & OTHER OBLIGATIONS

- No hedges
- Two-year rig contract with Xtreme Coil Drilling Corp.
  - Xtreme Drilling Rig 7
  - Total standby exposure of $14.5mm

2012 PLANNING: USES OF CAPITAL FROM AUGUST 1, 2011 THROUGH DECEMBER 31, 2012

- Growing from 1 to 3 operated rigs
  - Projecting total spend of $98.4mm to drill 24 gross (12 net) operated wells through end of 2012
- Continued development of Non-Operated Acreage
  - Projecting total spend of $71mm to drill 8.5 net additional non-operated wells through end of 2012
- Reducing Land Budget from previously announced $50mm to $35mm
- Increasing Infrastructure Budget from previously announced $15mm to $30mm
  - Vertical integration opportunities currently being evaluated
- Cash G&A costs of ~$7.5mm

Focus on Liquidity

DETAILED SOURCES AND USES *(AUGUST 1, 2011 THROUGH DECEMBER 31, 2012)*

Uses	Low Range		High Range		Comments
Operated Drilling Program	$	85.0	$	110.0	Can accelerate / decelerate as needed
Non-Operated Drilling Program	$	60.0	$	80.0	Holds >70% of non-operated position
Remaining Land Spend	$	5.0	$	15.0	Primarily operated units
Infrastructure	$	20.0	$	30.0	Gathering / take-away, SWD, Verticals
G&A	$	7.5	$	7.5	Cash spend only
Total	$	**177.5**	$	**242.5**	

Sources	Low Range		High Range		Timing
Existing Cash on Hand	$	110.0		-	-
Reserve Base Lending Facility	$	20.0	$	40.0	Seek to have revolver in place in 2-3 months
Joint Venture	$	75.0	$	250.0	Seek a partner by Q1'12
High Yield Offering	$	35.0	$	50.0	H2'12
Total	$	**240.0**	$	**340.0**	
Budget Surplus	*$*	*62.5*	*$*	*97.5*	

Budget Surplus will be used to accelerate development and to grow existing acreage position

2012 HEDGING POLICY

- Triangle will begin hedging as soon as operationally prudent
- General strategy will be asset and liability matching, i.e. total revenue from hedges matches medium-term fixed obligations

Budget & Operated Well Count

BUDGET ALLOCATION: ~80% TO THE DRILLBIT


4%
12%
5%
46%
33%
Operated Drilling Program
Non-Operated Drilling Program
Remaining Land Spend
Infrastructure
G&A

FORECAST PRODUCTION EXIT RATE BY QUARTER


3,000
2,500
2,000
1,500
1,000
500
0
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12

NET WELL COUNT BY QUARTER


25
20
15
10
5
0
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Net Non-Operated Wells
Net Operated Wells

VII Key Investment Considerations

Key Investment Considerations

- **~72,050 net acres, 44% operated, acquired at ~$1,300/acre in the Bakken Oil Play**
  - ~30,000 net acres in Core Area, including ~22,000 net acres in Dunn, Divide, McKenzie and Williams counties with average per well IRR of ~50% at current strip prices
    - Several years remaining under leases with over 75% of the acreage expiring in 2014 +
    - Expanding operated position through land trades and bolt-on acreage acquisitions
  - ~42,050 net acres in large contiguous block in Roosevelt County Montana, with Bakken & Three Forks potential ("Station Prospect")
    - Operated with over 40 Drilling Spacing Units (DSUs)
    - Encouraging recent well results by other operators in the area
    - Evaluating potential JV with strategic/financial partner to fund a – "Proof of Concept Program"

- **Seasoned operations team with Williston and resource play experience**
  - First operated rig arrives in September 2011 with plan to drill over 24 operated wells (12 net) by year-end 2012
  - Pad drilling of up to eight locations per unit (four Middle Bakken and four Three Forks) in industry de-risked area. Closely integrated with infrastructure build
  - Plans to increase operated rig count to three rigs by the end of 2012

- **Strong balance sheet – ~$110 mm cash position and no debt**
  - Ample liquidity to fund all current obligations